NUMBER                    DECOR GROUP, INC.                      SERIES
                         CERTIFICATE OF STOCK


INCORPORATED UNDER THE LAWS                                  SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                  CERTAIN INSTRUCTIONS

                                                             CUSIP 243592102

This certifies that _______________________

is the owner of ___________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.0001 PER SHARE, OF

                           DECOR GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

   This certificate is not valid unless countersigned by the Tranfer
Agent.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                       SEAL OF DECOR GROUP, INC.

           SECRETARY                               PRESIDENT


Countersigned
      AMERICAN STOCK TRANSFER & TRUST COMPANY
                                  TRANSFER AGENT
BY
                          AUTHORIZED SIGNATURE

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       The Company will furnish to any shareholder upon request without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares which the Company is authorized to issue so far as the same have been fixed and the authority of the Board of Directors of the Company to designate and fix the relative rights, preferences and limitations of other series.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be constituted as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common                            UNIF GIFT MIN ACT -- ____________________   Custodian __________________
TEN ENT -- as tenants by the entireties                                               (Cust.)                       (Minor)
JT TEN  -- as joint tenants with right of                                       under Uniform Gifts to Minors
           survivorship and not as tenants                                      Act _____________________
           in common                                                                      (sign)

    Additional abbreviations may also be used though not in the above list.


    For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE



_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


_______________________________________________________________________________


_______________________________________________________________________________


_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________


                             _________________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY FASHION AND WITHOUT ALTERATION ON AMENDMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

____________________________________________________
THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM). PURSUANT TO SEC RULE [ILLEGIBLE]